EXHIBIT 10 (f) CERTIFICATE OF RESTORATION AND REVIVAL



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                     CERTIFICATE OF RESTORATION AND REVIVAL
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          TECHSCIENCE INDUSTRIES, INC.


The undersigned, the duly elected President and Secretary of Techscience Industries, Inc. (hereinafter the "Corporation"), hereby certify as follows:

1. The name of the Corporation is Techscience Industries, Inc.

2. The Corporation was organized under the provisions of the General Corporation Law of the State of Delaware. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware is November 29, 1978.

3. The address, including the street, city, and country, of the registered office of the corporation in the State of Delaware and the name of the registered agent at such address are as follows: The United States Corporation Company, 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805-1297.

4. The Corporation hereby procures a restoration and revival of its Certificate of Incorporation, which became inoperative by law on March 1, 1998 for failure to file annual reports and non-payment of taxes payable to the State of Delaware.

5. The Certificate of Incorporation of the Corporation, which provides for and will continue to provide for, perpetual duration, shall, upon the filing of this Certificate of Restoration and Revival of the Certificate of Incorporation in the Department of State of the State of Delaware, be restored and revived and shall become fully operative on February 28, 1998, or as soon thereafter as this Certificate is duly filed with the State of Delaware.

6. This Certificate of Restoration and Revival of the Certificate of Incorporation is filed by authority of the duly elected Board of Directors of the Corporation as prescribed by Section 312 of the General Corporation Law of the State of Delaware.

Signed on February 5th, 1999.

                                              /s/ JAMES T. WOLL
                                              ----------------------------------
                                                   James T. Woll, President


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